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Exhibit 32

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of DT Industries, Inc. (the "Company") on Form 10-Q for the period ended September 28, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned, in the capacities and on the dates indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.



Date: November 12, 2003                 /s/ Stephen J. Perkins
                                        ----------------------------------------
                                                     (Signature)
                                        Stephen J. Perkins
                                        President and Chief Executive Officer



Date: November 12, 2003                 /s/ John M. Casper
                                        ----------------------------------------
                                                     (Signature)
                                        John M. Casper
                                        Senior Vice President - Finance and
                                        Chief Financial Officer